Exhibit 2


                           JOINT REPORTING AGREEMENT

      In consideration of the mutual covenants herein contained, each of the parties hereto represents to and agrees with the other parties as follows:

      1. Such party is eligible to file a statement on Schedule 13G under the Securities Exchange Act of 1934, as amended, pertaining to the Class A Convertible Common Stock, par value $.001 per share ("Class A Common Stock"), of the American Italian Pasta Company.

      2. Such party is responsible for timely filing of such statement and any amendments thereto, and for the completeness and accuracy of the information concerning such party contained therein; provided that no such party is responsible for the completeness or accuracy of the information concerning the other parties making the filing, unless such party knows or has reason to believe that such information is inaccurate.

      3. Such party agrees that such statement is prepared and filed by Morgan Stanley Capital Partners ("MSCP") by and on behalf of each such party and that any amendment thereto will be filed on behalf of each such party.

      4. Such party agrees to notify Peter Vogelsang (at 212-762-8422), immediately upon the occurrence of any event which will result in an increase or decrease in the percentage of Class A Common Stock beneficially owned by such party.

      5. Such party hereby indemnifies each other party hereto and the affiliates of such other party (each, an "Indemnified Person") against and agrees to hold each of them harmless from any and all damage, loss, liability and expense (including without limitation reasonable expenses of investigation and reasonable attorneys' fees and expenses) in connection with any action, suit or proceeding incurred or suffered by any Indemnified Person arising out of (i) any breach of any of the obligations of such party set forth herein or
(ii) the failure of such party to provide complete and accurate information for inclusion in such statement.

      6. Such party agrees to promptly reimburse MSCP for such party's Pro Rata Portion of MSCP's out of pocket fees and expenses incurred in connection with the preparation and filing of such statement and any amendment thereto (the "Expenses"). In furtherance of the foregoing, such party hereby authorizes MSCP to direct the underwriters in any underwritten offering of shares of Class A Common Stock owned by such party to deliver directly to MSCP or its designee a portion of the net proceeds from the sale of the shares of such party equal to such party's Pro Rata Portion of such Expenses. As used herein, "Pro Rata Portion" of Expenses with respect to such statement or any amendment thereto means, with respect to any party, a fraction, the numerator of which is equal to the number of shares of Class A Common Stock that are owned of record by such party and reported on such statement or amendment, as the case may be, and the denominator of which is equal to the number of shares of Class A Common Stock reported on such statement or amendment, as the case may be, as beneficially owned by the filing group.

      This agreement may be executed in one or more counterparts, each of which shall be deemed to be an original instrument, but all of such counterparts taken together shall constitute but one agreement.



Dated: October 6, 1997


                           MORGAN STANLEY LEVERAGED
                           EQUITY FUND II, L.P.
                           By: Morgan Stanley Leveraged Equity Fund II, Inc.,
                               as General Partner

                           By: /s/ Peter R. Vogelsang
                               Name:  Peter R. Vogelsang
                               Title: Secretary

                           MORGAN STANLEY LEVERAGED
                           EQUITY FUND II, INC.

                           By: /s/ Peter R. Vogelsang
                           ---------------------------------------------------
                           Name:  Peter R. Vogelsang
                           Title: Secretary

                           MORGAN STANLEY, DEAN WITTER,
                           DISCOVER & CO.

                           By: /s/ Peter R. Vogelsang
                           ---------------------------------------------------
                           Name:  Peter R. Vogelsang
                           Title: Authorized Signatory



                           MORGAN STANLEY CAPITAL
                           PARTNERS III, L.P.
                           By: MSCP III, L.P.
                               as General Partner
                           By: Morgan Stanley Capital Partners III, Inc.,
                               as General Partner


                           By: /s/ Peter R. Vogelsang
                           ---------------------------------------------------
                           Name:  Peter R. Vogelsang
                           Title: Secretary

                           MSCP III, L.P.
                           By: Morgan Stanley Capital Partners III, Inc.,
                               as General Partner


                           By:  /s/ Peter R. Vogelsang
                           ---------------------------------------------------
                           Name:  Peter R. Vogelsang
                           Title: Secretary

                           MORGAN STANLEY CAPITAL PARTNERS III, INC.

                           By: /s/ Peter R. Vogelsang
                           ---------------------------------------------------
                           Name:  Peter R. Vogelsang
                           Title: Secretary

                           MSCP III 892 INVESTORS, L.P.
                           By: MSCP III, L.P.
                               as General Partner
                           By: Morgan Stanley Capital Partners III, Inc.,
                               as General Partner

                           By: /s/ Peter R. Vogelsang
                           ---------------------------------------------------
                           Name:  Peter R. Vogelsang
                           Title: Secretary



                           MORGAN STANLEY CAPITAL INVESTORS, L.P.
                           By: MSCP III, L.P.
                               as General Partner
                           By: Morgan Stanley Capital Partners III, Inc.,
                               as General Partner

                           By: /s/ Peter R. Vogelsang
                           ---------------------------------------------------
                           Name:  Peter R. Vogelsang
                           Title: Secretary


                           GEORGE K. BAUM GROUP, INC.

                           By:  /s/ William D. Thomas
                           ---------------------------------------------------
                           Name:  William D. Thomas
                           Title: President

                           GKB PRIVATE INVESTMENT PARTNERS, L.L.C.
                           as Nominee for:
                           GEORGE K. BAUM CAPITAL PARTNERS, L.P.

                           By: /s/ William D. Thomas
                           ---------------------------------------------------
                           Name: William D. Thomas
                           Title: Senior Managing Director

                           GKB PRIVATE INVESTMENT PARTNERS, L.L.C.
                           as Nominee for:
                           GEORGE K. BAUM EMPLOYEE EQUITY FUND, L.P.

                           By: /s/ William D. Thomas
                           ---------------------------------------------------
                           Name: William D. Thomas
                           Title: Senior Managing Director

                           EXCELSIOR INVESTORS, L.L.C.
                           By: George K. Baum Merchant Banc, LLC,
                               its Manager

                           By:  /s/ William D. Thomas
                           ---------------------------------------------------
                           Name: William D. Thomas
                           Title: Senior Managing Director



                           CITICORP VENTURE CAPITAL, LTD.

                           By:  /s/ D.Y. Howe
                           ---------------------------------------------------
                           Name: D.Y. Howe
                           Title: Vice President

                           JSS MANAGEMENT COMPANY LTD.

                           By:  /s/ James A. Schlindwein
                           ---------------------------------------------------
                           Name: James A. Schlindwein
                           Title: General Partner

                           WILLIAM T. WEBSTER,
                           as custodian for William T. Webster, Jr.
                           under the Missouri Uniform Transfers to Minors Law

                           By: /s/ T. S. Webster
                           ---------------------------------------------------
                           Name: Timothy S. Webster
                           Title: Attorney-in-Fact

                           WILLIAM T. WEBSTER,
                           as custodian for Aubrey A. Webster, Jr.
                           under the Missouri Uniform Transfers to Minors Law

                           By: /s/ T. S. Webster
                           ---------------------------------------------------
                           Name: Timothy S. Webster
                           Title: Attorney-in-Fact

                           KIRSTIN D. WEBSTER AND JAMES A. HEETER,
                           co-trustees under the Timothy S. Webster
                           Family Gift Trust of 1996, dated September 27, 1996

                           By: /s/ T. S. Webster
                           ---------------------------------------------------
                           Name: Timothy S. Webster
                           Title: Attorney-in-Fact

                           WILLIAM T. WEBSTER


                           By: /s/ T. S. Webster
                           ---------------------------------------------------
                           Name: Timothy S. Webster
                           Title: Attorney-in-Fact



                           JULIE D. WEBSTER


                           By: /s/ T. S. Webster
                           ---------------------------------------------------
                           Name: Timothy S. Webster
                           Title: Attorney-in-Fact


                           /s/ Horst Schroeder
                           ---------------------------------------------------
                           HORST W. SCHROEDER


                           ANNA CATHERINE WEBSTER


                           By: /s/ T. S. Webster
                           ---------------------------------------------------
                           Name: Timothy S. Webster
                           Title: Attorney-in-Fact


                           ERNEST JACK WEBSTER, JR.


                           By: /s/ T. S. Webster
                           ---------------------------------------------------
                           Name: Timothy S. Webster
                           Title: Attorney-in-Fact


                            /s/ David B. Potter
                           ---------------------------------------------------
                           DAVID B. POTTER


                           /s/ T. S. Webster
                           ---------------------------------------------------
                           TIMOTHY S. WEBSTER


                           /s/ David E. Watson
                           ---------------------------------------------------
                           DAVID E. WATSON



                           /s/ Darrel E. Bailey
                           ---------------------------------------------------
                           DARREL BAILEY


                           /s/ Norman Abreo
                           ---------------------------------------------------
                           NORMAN F. ABREO


                           /s/ Horst Schroeder
                           ---------------------------------------------------
                           For: ISABEL A. LANGE


                           /s/ Horst Schroeder
                           ---------------------------------------------------
                           For: BERND H. SCHROEDER


                           /s/ Horst Schroeder
                           ---------------------------------------------------
                           For: GISELA I. SCHROEDER,
                           Trustee of the Living Trust of
                           Gisela I. Schroeder U/T/I dated May 24, 1985

                           THOMPSON HOLDINGS, INC.

                           By: /s/ R. Thompson
                           ---------------------------------------------------
                           Name: Richard C. Thompson
                           Title: President

                           THOMPSON HOLDINGS, L.P.
                           By: Thompson Holdings Inc., as General Partner


                           By:  /s/ R. Thompson
                           ---------------------------------------------------
                           Name: Richard C. Thompson
                           Title: President

                           /s/ R. Thompson
                           ---------------------------------------------------
                           RICHARD C. THOMPSON


                           /s/ James A. Schlindwein
                           ---------------------------------------------------
                           JAMES A. SCHLINDWEIN


                           /s/ Suzanne S. Schlindwein
                           ---------------------------------------------------
                           SUZANNE S. SCHLINDWEIN


                           HORST W. SCHROEDER,
                           Trustee of the Living Trust of
                           Horst W. Schroeder, dated May 24, 1985,
                           or successor trustee

                           By: /s/ Horst W. Schroeder
                           ---------------------------------------------------
                           Name: Horst W. Schroeder
                           Title: Trustee


                           /s/ Jerry Dear
                           ---------------------------------------------------
                           JERRY DEAR


                           /s/ Daniel Keller
                           ---------------------------------------------------
                           DANIEL KELLER


                           /s/ Mike Willhoite
                           ---------------------------------------------------
                           MIKE WILLHOITE


                           CCT PARTNERS III, L.P.

                           By:  CCT I Corporation
                                as General Partner

                           By: /s/ Thomas H. Sanders
                               -----------------------------------------------
                           Name: Thomas H. Sanders
                           Title: Secretary,
                                  CCT I Corporation
                                  399P/14th Fl. Zn. 4




                           WILLIAM T. WEBSTER,
                           as custodian for Samuel Timothy Webster
                           under the Missouri Uniform Transfers to Minors Law

                           By: /s/ Timothy S. Webster
                           ---------------------------------------------------
                           Name: Timothy S. Webster
                           Title: Attorney-in-Fact


                           /s/ Timothy S. Webster
                           ---------------------------------------------------
                           PHILLIP A. DIBBLE


                           /s/ Timothy S. Webster
                           ---------------------------------------------------
                           PHYLLIS KRUSE DIBBLE


                           /s/ G. Kenneth Baum
                           ---------------------------------------------------
                           G. KENNETH BAUM


                           GKB PRIVATE INVESTMENT PARTNERS LLC


                           By: /s/ William D. Thomas
                           ---------------------------------------------------
                           Name: William D. Thomas
                           Title: Senior Managing Director


                           GKB EQUITY, INC.


                           By: /s/ Jonathan E. Baum
                           ---------------------------------------------------
                           Name: Jonathan E. Baum
                           Title: President


                           GEORGE K. BAUM HOLDINGS, INC.


                           By: /s/ Jonathan E. Baum
                           ---------------------------------------------------
                           Name: Jonathan E. Baum
                           Title: President



                           /s/ Jonathan E. Baum
                           ---------------------------------------------------
                           JONATHAN E. BAUM



                           CITIBANK, N.A.


                           By: /s/ George Seegers
                           ---------------------------------------------------
                           Name: George Seegers
                           Title: Vice President and Assistant Secretary


                           CITICORP


                           By: /s/ George Seegers
                           ---------------------------------------------------
                           Name: George Seegers
                           Title: Assistant Secretary



                                                                     Exhibit 3

                             POWER OF ATTORNEY

       THE UNDERSIGNED hereby appoints each of Morgan Stanley Capital Partners III, Inc. (by Peter Vogelsang, Secretary) and Davis Polk & Wardwell (by Carole Schiffman), acting jointly or individually with full power of substitution in the premises as the attorneys in fact of the undersigned to prepare, execute and file with the Securities and Exchange Commission on behalf of the undersigned a Statement on Schedule 13G relating to the Class A Convertible Common Stock of the American Italian Pasta Company, or, to the extent required by law, in lieu of such Statement on Schedule 13G, a Statement on Schedule 13D, and any amendments thereto which either of the above named attorneys in fact shall, in his or her sole discretion, deem appropriate; provided that any such Schedule or amendment thereto shall be presented to the undersigned prior to the filing thereof, and hereby confirms any and all action taken by either of such attorneys pursuant to this Power of Attorney.

Dated: October 6, 1997

       MORGAN STANLEY LEVERAGED
       EQUITY FUND II, L.P.
       By: Morgan Stanley Leveraged Equity Fund II, Inc.,
           as General Partner

       By: /s/ Peter R. Vogelsang
           ---------------------------------
           Name: Peter R. Vogelsang
           Title: Secretary

       MORGAN STANLEY LEVERAGED
       EQUITY FUND II, INC.

       By: /s/ Peter R. Vogelsang
           ---------------------------------
           Name: Peter R. Vogelsang
           Title: Secretary

       MORGAN STANLEY, DEAN WITTER,
       DISCOVER & CO.

       By: /s/ Peter R. Vogelsang
           ---------------------------------
           Name: Peter R. Vogelsang
           Title: Authorized Signatory


       MORGAN STANLEY CAPITAL
       PARTNERS III, L.P.
       By: MSCP III, L.P.
           as General Partner
       By: Morgan Stanley Capital Partners III, Inc.,
           as General Partner


       By: /s/ Peter R. Vogelsang
           ---------------------------------
           Name: Peter R. Vogelsang
           Title: Secretary

       MSCP III, L.P.
       By: Morgan Stanley Capital Partners III, Inc.,
           as General Partner

       By: /s/ Peter R. Vogelsang
           ---------------------------------
           Name: Peter R. Vogelsang
           Title: Secretary

       MORGAN STANLEY CAPITAL PARTNERS III, INC.

       By: /s/ Peter R. Vogelsang
           ---------------------------------
           Name: Peter R. Vogelsang
           Title: Secretary

       MSCP III 892 INVESTORS, L.P.
       By: MSCP III, L.P.
           as General Partner
       By: Morgan Stanley Capital Partners III, Inc.,
           as General Partner

       By: /s/ Peter R. Vogelsang
           ---------------------------------
           Name: Peter R. Vogelsang
           Title: Secretary


       MORGAN STANLEY CAPITAL INVESTORS, L.P.
       By: MSCP III, L.P.
           as General Partner
       By: Morgan Stanley Capital Partners III, Inc.,
           as General Partner

       By: /s/ Peter R. Vogelsang
           ---------------------------------
           Name: Peter R. Vogelsang
           Title: Secretary


       GEORGE K. BAUM GROUP, INC.


       By: /s/ William D. Thomas
           ---------------------------------
           Name: William D. Thomas
           Title: President

       GKB PRIVATE INVESTMENT PARTNERS, L.L.C.
       as Nominee for:
       GEORGE K. BAUM CAPITAL PARTNERS, L.P.

       By: /s/ William D. Thomas
           ---------------------------------
           Name: William D. Thomas
           Title: Senior Managing Director

       GKB PRIVATE INVESTMENT PARTNERS, L.L.C.
       as Nominee for:
       GEORGE K. BAUM EMPLOYEE EQUITY FUND, L.P.

       By: /s/ William D. Thomas
           ---------------------------------
           Name: William D. Thomas
           Title: Senior Managing Director

       EXCELSIOR INVESTORS, L.L.C.
       By: George K. Baum Merchant Banc, LLC,
           its Manager

       By: /s/ William D. Thomas
           ---------------------------------
           Name: William D. Thomas
           Title: Senior Managing Director



       CITICORP VENTURE CAPITAL, LTD.

       By: /s/ D.Y. Howe
           ---------------------------------
           Name: D.Y. Howe
           Title: Vice President

       JSS MANAGEMENT COMPANY LTD.

       By: /s/ James A. Schlindwein
           ---------------------------------
           Name: James A. Schlindwein
           Title: General Partner

       WILLIAM T. WEBSTER,
       as custodian for William T. Webster, Jr.
       under the Missouri Uniform Transfers to Minors Law

       By: /s/ T. S. Webster
           ---------------------------------
           Name: Timothy S. Webster
           Title: Attorney-in-Fact

       WILLIAM T. WEBSTER,
       as custodian for Aubrey A. Webster, Jr.
       under the Missouri Uniform Transfers to Minors Law

       By: /s/ T. S. Webster
       Name: Timothy S. Webster
       Title: Attorney-in-Fact

       KIRSTIN D. WEBSTER AND JAMES A. HEETER,
       co-trustees under the Timothy S. Webster
       Family Gift Trust of 1996, dated September 27, 1996

       By: /s/ T. S. Webster
           ---------------------------------
           Name: Timothy S. Webster
           Title: Attorney-in-Fact

       WILLIAM T. WEBSTER


       By: /s/ T. S. Webster
           ---------------------------------
           Name: Timothy S. Webster
           Title: Attorney-in-Fact


       JULIE D. WEBSTER


       By: /s/ T. S. Webster
           ---------------------------------
           Name: Timothy S. Webster
           Title: Attorney-in-Fact


       /s/ Horst Schroeder
       -------------------------------------
       HORST W. SCHROEDER


       ANNA CATHERINE WEBSTER


       By: /s/ T. S. Webster
           ---------------------------------
           Name: Timothy S. Webster
           Title: Attorney-in-Fact


       ERNEST JACK WEBSTER, JR.


       By: /s/ T. S. Webster
           ---------------------------------
           Name: Timothy S. Webster
           Title: Attorney-in-Fact


       /s/ David B. Potter
       -------------------------------------
       DAVID B. POTTER


       /s/ T. S. Webster
       -------------------------------------
       TIMOTHY S. WEBSTER


       /s/ David E. Watson
       -------------------------------------
       DAVID E. WATSON


       /s/ Darrel E. Bailey
       -------------------------------------
       DARREL BAILEY


       /s/ Norman Abreo
       -------------------------------------
       NORMAN F. ABREO

       /s/ Horst Schroeder
       -------------------------------------
       For: ISABEL A. LANGE


       /s/ Horst Schroeder
       -------------------------------------
       For: BERND H. SCHROEDER


       /s/ Horst Schroeder
       -------------------------------------
       For: GISELA I. SCHROEDER,
       Trustee of the Living Trust of
       Gisela I. Schroeder U/T/I dated May 24, 1985

       THOMPSON HOLDINGS, INC.

       By: /s/ R. Thompson
           ---------------------------------
           Name: Richard C. Thompson
           Title: President

       THOMPSON HOLDINGS, L.P.
       By: Thompson Holdings Inc., as General Partner


       By: /s/ R. Thompson
           ---------------------------------
           Name: Richard C. Thompson
           Title: President


       /s/ R. Thompson
       -------------------------------------
       RICHARD C. THOMPSON


       /s/ James A. Schlindwein
       -------------------------------------
       JAMES A. SCHLINDWEIN


       /s/ Suzanne S. Schlindwein
       -------------------------------------
       SUZANNE S. SCHLINDWEIN


       HORST W. SCHROEDER,
       Trustee of the Living Trust of
       Horst W. Schroeder, dated May 24, 1985,
       or successor trustee
       By: /s/ Horst W. Schroeder
           ---------------------------------
           Name: Horst W. Schroeder
           Title: Trustee


       /s/ Jerry Dear
       -------------------------------------
       JERRY DEAR


       /s/ Daniel Keller
       -------------------------------------
       DANIEL KELLER


       /s/ Mike Willhoite
       -------------------------------------
       MIKE WILLHOITE


       CCT PARTNERS III, L.P.

       By:   CCT I Corporation
             as General Partner

       By: /s/ Thomas H. Sanders
           ---------------------------------
           Name: Thomas H. Sanders
           Title: Secretary,
                  CCT I Corporation
                  399P/14th Fl. Zn. 4


       WILLIAM T. WEBSTER,
       as custodian for Samuel Timothy Webster
       under the Missouri Uniform Transfers to Minors Law

       By: /s/ Timothy S. Webster
           ---------------------------------
           Name: Timothy S. Webster
           Title: Attorney-in-Fact


       /s/ Phillip A. Dibble
       -------------------------------------
       PHILLIP A. DIBBLE


       /s/ Phyllis Kruse Dibble
       -------------------------------------
       PHYLLIS KRUSE DIBBLE



       /s/ G. Kenneth Baum
       -------------------------------------
       G. KENNETH BAUM


       GKB PRIVATE INVESTMENT PARTNERS LLC


       By: /s/ William D. Thomas
           ---------------------------------
           Name: William D. Thomas
           Title: Senior Managing Director


       GKB EQUITY, INC.


       By: /s/ Jonathan E. Baum
           ---------------------------------
           Name: Jonathan E. Baum
           Title: President


       GEORGE K. BAUM HOLDINGS, INC.


       By: /s/ Jonathan E. Baum
           ---------------------------------
           Name: Jonathan E. Baum
           Title: President



       /s/ Jonathan E. Baum
       -------------------------------------
       JONATHAN E. BAUM


       CITIBANK, N.A.


       By: /s/ George Seegers
           ---------------------------------
           Name: George Seegers
           Title: Vice President and Assistant Secretary


       CITICORP


       By: /s/ George Seegers
           ---------------------------------
           Name: George Seegers
           Title: Assistant Secretary